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                                                   Exhibit 23.1



                             CONSENT OF ARTHUR ANDERSEN LLP

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8.



                                            /s/ ARTHUR ANDERSEN LLP

                                            ARTHUR ANDERSEN LLP


San Francisco, California
December 29, 1997